AXP(R) Partners
     Small Cap
         Growth
              Fund

2002 SEMIANNUAL REPORT

AXP Partners Small Cap Growth Fund seeks to provide shareholders with long-term capital growth.

American
   Express(R)
 Partners Funds

AMERICAN
   EXPRESS(R)

(photo of) Arne H. Carlson

From the Chairman

Arne H. Carlson
Chairman of the board

Dear Shareholders,

It is a very difficult period for investors caused by corporate management misconduct and its impact on the market as well as the economy. The integrity of corporations at large is being questioned. However, there is optimism that the resulting reforms will give Americans the kind of integrity they deserve. Many corporate leaders are strongly supportive of these reforms. We all have a right to expect financial statements to be fully accurate and business leaders to place the interests of shareholders above personal desires. Your Board is truly independent, comprised of 10 members (nominated by independent members) and three recommended by American Express Financial Corporation. These individuals come from a variety of geographic areas with the diverse skill sets necessary to oversee the operations of the Fund. Investment performance is, and remains, our primary concern.

The Fund's auditors, KPMG LLP, are truly independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

The Board has confidence in Ted Truscott, American Express Financial Corporation's Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

All of the proposals in the proxy statement you received in September were approved at the shareholder meeting on November 13, 2002, and will be implemented in the coming weeks.

On behalf of the Board,

Arne H. Carlson


CONTENTS

From the Chairman                                        2
Economic and Market Update                               3
Fund Snapshot                                            5
Questions & Answers with Portfolio Management            6
Investments in Securities                               12
Financial Statements                                    17
Notes to Financial Statements                           20

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2 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2002 SEMIANNUAL REPORT

Economic and Market Update
         FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott

William F. "Ted" Truscott
Chief Investment Officer
American Express Financial Corporation

Dear Shareholders,

The past several months* have proven that the economy isn't the only force driving the stock market. Although, early this year the U.S. recession was pronounced over, accounting scandals and shaky consumer confidence kept the downtrend in stock prices in place until mid-summer. September lived up to its reputation as the cruelest month for stocks, erasing all of the summertime gains -- and more. It remains to be seen whether the late-October rally -- among the strongest market performances in years -- will hold its own.

Yet even as the stock market grapples with questions of corporate integrity, I still believe the economy will ultimately dictate the direction for stocks. The latest cut in interest rates enacted by the Federal Reserve could be the key to a sustainable rebound. At 1.25%, the Fed's overnight bank lending rate is now at its lowest level since July 1961.

What is needed to support the stock market? In a word, earnings. The economic downturn of 2001 was confined largely to the business sector. Faced with eroding margins, businesses were forced to liquidate inventories, cut investment spending and reduce staff. Fortunately, these measures appear to be subsiding. Through it all, low inflation and interest rates continued to spur consumer spending.

Today stock market investors are in a better position than they have been for some time, with improving prospects for both consumers and businesses. That may just prove to be the winning combination for corporate earnings -- and for the stock market -- in the coming year.

It's also important to note that a bear market in corporate bonds has developed alongside the one in stocks. Recent irregularities in corporate accounting have no doubt played a role in investors' concerns about non-government bonds. For example, the yield on 10-year U.S. Treasury Notes was at historic lows in early October -- about 3.7%. Since bond yields move inversely to prices, the low yield means that prices of U.S. Treasury securities

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


Economic and Market Update

have risen substantially. Investors are seeking the comparative safety of Uncle Sam in a very uncertain environment. The threat of war with Iraq and the prospect of higher oil prices stoked investors' fears toward the end of the period.

Nevertheless, opportunities do exist in corporate and high-yield bonds because of the bear market we have seen in recent months. Investors who can tolerate some risk should not abandon these securities in a flight to safety. After all, safety comes with its own price -- the forfeiture of growth and earning potential. And bond investors usually lose when interest rates rise or inflation becomes more of a factor. For more information about different kinds of bonds, speak to your financial advisor or retirement plan administrator.

While the latest market declines are indeed painful, they are creating more opportunity in stocks in the form of a steadily declining price/earnings ratio. On both a relative and absolute basis, stocks continue to get less and less expensive. Those saving for long-term goals should maintain a significant allocation to equities. Over time, they have provided the best returns of virtually any investment. There's no compelling reason to believe this will be different going forward. As always, diversification is the best strategy for meeting your financial goals.

Thank you for investing with American Express Funds.

William F. Truscott

* Please see portfolio manager Q&A for fiscal period economic coverage.


KEY POINTS
-- Stocks are continuing to get less expensive.

-- Credit "crunch" for business sector persists.

-- Those saving for long-term goals should maintain an allocation to equities.

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4 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2002 SEMIANNUAL REPORT

Fund Snapshot AS OF SEPT. 30, 2002

PORTFOLIO MANAGER

INVESCO Funds Group, Inc.

Portfolio manager                                    Stacie Cowell, CFA
Tenure/since                                                    1/24/01
Years in industry                                                    12

Neuberger Berman Management Inc.

Portfolio manager                                  Jennifer Silver, CFA
Tenure/since                                                    1/24/01
Years in industry                                                    20

Portfolio manager                                   Michael Malouf, CFA
Tenure/since                                                    1/24/01
Years in industry                                                    11

RS Investment Management, L.P.

Portfolio manager                                     John Seabern, CFA
Tenure/since                                                    1/24/01
Years in industry                                                    11

Portfolio manager                                          John Wallace
Tenure/since                                                    1/24/01
Years in industry                                                    16

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

Inception dates

A: 1/24/01        B: 1/24/01        C: 1/24/01       Y: 1/24/01

Ticker symbols

A: AXSCS          B: ASGBX          C: APRCX         Y: --

Total net assets                                         $178.3 million

Number of holdings                                    approximately 260

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
                       LARGE
                       MEDIUM  SIZE
                    X  SMALL

PORTFOLIO ASSET MIX

Percentage of portfolio assets

(pie chart)

Common stocks 90.1%
Cash equivalents 9.9%

TOP FIVE SECTORS

Percentage of portfolio assets

Health care                                                        10.2%
Computers & office equipment                                        9.8
Multi-industry conglomerates                                        7.9
Health care services                                                7.7
Retail                                                              6.3

TOP TEN HOLDINGS

Percentage of portfolio assets

Coinstar                                                            1.5%
Patterson-UTI Energy                                                1.3
Artisan Components                                                  1.1
Accredo Health                                                      1.0
Alloy                                                               1.0
Regeneration Technologies                                           1.0
Endocare                                                            0.9
RMH Teleservices                                                    0.9
Select Medical                                                      0.9
Corporate Executive Board                                           0.9

Stocks of small-sized companies may be subject to more abrupt or erratic price movements more so than stocks of larger companies. Some of these companies also may have fewer financial resources.

Fund holdings are subject to change.

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5 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2002 SEMIANNUAL REPORT

Questions & Answers
         WITH PORTFOLIO MANAGEMENT

    The following commentary addresses the first six months of AXP Partners Small Cap Growth Fund's fiscal year. The Fund currently has three subadvisors who manage the Fund's portfolio: Invesco, Neuberger Berman, and RS Investment Management. Therefore, with the exception of Fund performance for the period under review, the information that follows reviews each portion of the portfolio separately.

Q:  How did the Fund perform for the first six months of its fiscal year?

A: For the six-month period ended Sept. 30, 2002, the Fund's Class A shares (excluding sales charge) returned -36.20% for the period, versus the Russell 2000(R) Growth Index, which returned -33.84%. The Lipper Small-Cap Growth Funds Index returned -30.36% and the Russell 2000(R) Index returned -27.97% over the same timeframe.

(bar graph)
PERFORMANCE COMPARISON
For the six-month period ended Sept. 30, 2002

  0%
 -5%
-10%
-15%
-20%                                    (bar 3)
-25%                                    -27.97%        (bar 4)
-30%        (bar 1)       (bar 2)                      -30.36%
-35%        -36.20%       -33.84%
-40%

(bar 1) AXP Partners Small Cap Growth Fund Class A (excluding sales charge)

(bar 2) Russell 2000(R) Growth Index(1) (unmanaged)

(bar 3) Russell 2000(R) Index(2) (unmanaged)

(bar 4) Lipper Small-Cap Growth Funds Index(3)

(1) Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

(2) Russell 2000(R) Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

(3) The Lipper Small-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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6 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2002 SEMIANNUAL REPORT



Questions & Answers

(begin callout quote) > We believe the economy is recovering, and that the stock market has failed to reflect that.

                 -- RS Investment Management (end callout quote)

From INVESCO:

Q:  What conditions characterized the period under review?

A: The bear market in stocks continued during the past six months, as investors' uncertainty remained high. Investors continued to worry about the economy as economic data turned from fairly positive to slightly negative.
    Amidst this backdrop, corporate accounting scandals, weak corporate profits, and the renewed threat of war with Iraq exacerbated the exodus of assets from the stock market. However, there was some good news. The Aug. 14 deadline for corporate executives to certify their companies' financial results passed without any negative surprises, suggesting the corporate malfeasance cloud may be passing.


AVERAGE ANNUAL TOTAL RETURNS

as of Sept. 30, 2002

                                Class A                   Class B                   Class C                    Class Y
(Inception dates)              (1/24/01)                 (1/24/01)                 (1/24/01)                  (1/24/01)
                         NAV(1)       POP(2)       NAV(1)    After CDSC(3)    NAV(1)    After CDSC(4)   NAV(5)       POP(5)

6 months                -36.20%      -39.87%       -36.45%      -39.62%      -36.45%      -37.08%      -35.97%      -35.97%
1 year                  -22.29%      -26.75%       -22.71%      -25.81%      -22.71%      -22.71%      -22.21%      -22.21%
5 years                    N/A          N/A           N/A          N/A          N/A          N/A          N/A          N/A
10 years                   N/A          N/A           N/A          N/A          N/A          N/A          N/A          N/A
Since inception         -29.59%      -32.03%       -30.05%      -31.73%      -30.05%      -30.05%      -29.43%      -29.43%


(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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7 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2002 SEMIANNUAL REPORT

Questions & Answers

Q:  What factors impacted performance for your portion of the portfolio?

A: Generally speaking, there were few places to hide during such a tumultuous period, and many sectors finished the period in negative territory. Overall, these difficult conditions overshadowed and in large part detracted from performance for the period.

    In this context, our exposure to financial services and energy sectors supported performance. Our stock selection in the industrial sector was also successful with stocks such as Waste Connections performing well. In addition, our segment of the portfolio's education-related stocks, such as Apollo Group and Career Education Corp., posted gains during the period.

    However, these pockets of strength could not offset the poor performance in other areas. In particular, our technology exposure remained under pressure, as the sector continues to be plagued by poor fundamental prospects and earnings warnings. Other performance detractors included our minimal materials exposure, and our underweighted exposure to healthcare and consumer staples stocks.

Q:  What is your outlook?

A: Data suggests consumer spending has moderated, and corporate profit expectations continue to be ratcheted lower. We have adopted a more cautious stance, scaling back our retail exposure, and trimming our financial services holdings. In technology, we continue to find several compelling long-term opportunities, particularly among companies that provide consulting services to the government and defense industries. Despite our near-term caution, we believe the intermediate- and long-term outlook remains positive and will opportunistically explore companies with strong fundamental growth trends.

From Neuberger Berman:

Q:  What factors impacted performance for your portion of the portfolio?

A: Equity markets, which were resilient during the second quarter of the year, turned treacherous with severe downdrafts in both July and September. Smaller cap stocks performed worse than their large-cap counterparts over these three months. The drop in prices seems to indicate that the fears of corporate malfeasance, possible acts of terror, and impending war continue to weigh on investor psyches. The certification of financial results by corporate CEOs does not, in light of the losses, seem to have assuaged associated fears.

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8 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2002 SEMIANNUAL REPORT

Questions & Answers

    The benchmark index suffered widespread declines, with financials posting the smallest drop for the period, and information technology (IT) and telecommunication services dropping most severely. The fact that our holdings in these sectors represented about two-thirds of the average asset value of our portion of the portfolio for the period significantly detracted from performance. In addition, our decision to overweight our exposure to consumer discretionary and healthcare stocks exacerbated the situation. In general, our exposure to these three sectors contributed materially to the underperformance of our portion of the portfolio.

Q:  What is your outlook?

A: Forecasts that predict the Dow Jones Industrial Average dropping to 5000 have caught the attention of investors. These forecasts are a paradox of times when analysts and investors anticipated a Dow Average at 36000, made a few years ago in more exuberant times. We believe the current forecasts are just as likely to be off-base as the lofty ones made earlier.

    Price declines among small-cap stocks, while painful and distressing, have uncovered, we believe, stocks with attractive investment profiles. We also believe valuations, which are key criteria in our security selection, are currently more reasonable than they have been in many years. A significant amount of these attractively valued stocks are in the technology and healthcare sectors. Historical patterns suggest that returns among small-cap stocks may stabilize over the next few months. Our overweighted exposure to healthcare stocks, as well as our significant yet below-index weighting in IT stocks, we believe position us to benefit from such potential returns.

    The U.S. economy seems to be in a recovery, albeit a fragile one. Increases in industrial activity over the last six months, small increases in semiconductor sales and a slight rise in capital spending over the second quarter all provide a ray of hope to the current environment. These factors provide the basis for our expectation that the stocks we currently hold are likely to have earnings growth rates that are faster than market averages. In addition, we believe our investment strategy, which includes sharp focus on company quality and the sustainability of business models, will continue to serve us in the months ahead. Finally, we continue to seek these promising stocks and establish positions in them when valuations are reasonable relative to the expected growth rate. We are grateful for the opportunity to serve your investment needs and look forward to continuing to do so.

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9 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2002 SEMIANNUAL REPORT

Questions & Answers

From RS Investment Management:

Q:  What factors impacted performance for your portion of the portfolio?

A: Our segment of AXP Partners Small Cap Growth Fund's portfolio fell sharply for the six-month period as small-cap stocks with growth characteristics were sold off sharply by investors. The entire 2002 period has been among the worst on record for small-cap growth stocks. These securities have the longest "duration" of all equity securities; investors need to have a long time horizon to recognize the value of earnings growth. In periods of economic and political uncertainty, investors tend to shorten their duration, favoring investments with more immediate visibility. This has created ongoing selling pressure in small-cap growth stocks since the beginning of the year.

    We have remained true to our investment discipline of looking for the best small companies with attractive growth characteristics throughout this market turmoil. This approach, while it is in line with our investment philosophy and strategy for the portfolio, caused our results to lag against the benchmark Russell 2000(R) Growth Index.

    Our modest overweight to technology over the period detracted from returns. In technology, the greatest damage has come from the software sector. A failure of the corporate enterprise market to resume spending on enterprise software capability has cast a significant pall on this area. While many companies have had to reduce their revenue and earnings growth estimates, several companies have continued to execute successfully. Unfortunately, these companies have not been recognized for their performance and their stocks have declined with the rest of the group.

    In the benchmark, the financial services sector has grown significantly to now represent more than 17% of the benchmark's weighting. Our weighting to financial services has never been significant, and the gap in weighting against the benchmark has detracted from our returns compared to the benchmark. The strength in the sector has come largely from small banks and saving and loan institutions that investors perceive will benefit from lower interest rates and expanded mortgage refinancings. These companies were also perceived as safer havens by many investors, thus attracting capital. Our challenge is that we believe most of these companies have no real top line, or revenue growth, which is an important input to our growth strategy. So while we have owned enough positions to get to an approximately six percent portfolio weighting, we did not own the specific stocks of those banks and thrift institutions that would have boosted index

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10 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2002 SEMIANNUAL REPORT

Questions & Answers

    returns. Interestingly, many of those financial stocks have fallen sharply in the last several weeks, as the refinancing boom appears to be ebbing.

Q:  What is your outlook?

A: It has been a very difficult six months; a period when we have lagged the benchmark and many other small-cap growth investors. Our stock selection has not been commendable. But we have also suffered greatly as true growth companies have been assaulted by waves of selling pressure, and good companies have gone down with bad stocks. Nonetheless, we remain committed to the investment process that helped us achieve very strong long-term results. We believe the economy is recovering, and that the stock market has failed to reflect that. We own a portfolio of attractive companies -- our portion of the Fund's portfolio has a forward earnings growth rate of 23% versus the benchmark's 20% 12-month growth rate. Looking out three years, our companies are expected to grow earnings by 32% versus the benchmark's three-year earnings-per-share (EPS) growth rate of 20%. Also, our portion of the Fund's portfolio has a current price-to-earnings (P/E) ratio of 15.1 times next year's earnings, slightly less than the benchmark's P/E of 15.7X. So, it seems, that the numbers indicate that our portion of the Fund's portfolio currently offers better earnings growth than does the benchmark, and is priced more cheaply than the benchmark. Based on this, we are confident long-term investors will be rewarded for their confidence in AXP Partners Small Cap Growth Fund.

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11 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2002 SEMIANNUAL REPORT

Investments in Securities

AXP Partners Small Cap Growth Fund

Sept. 30, 2002 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (94.3%)

Issuer                                                Shares            Value(a)

Aerospace & defense (1.4%)
Alliant Techsystems                                   17,040(b)       $1,180,020
Herley Inds                                           56,200(b)        1,043,634
United Defense Inds                                   10,000(b)          236,000
Total                                                                  2,459,654

Airlines (0.2%)
ExpressJet Holdings                                   40,000(b)          368,000

Automotive & related (1.1%)
American Axle & Mfg Holdings                          24,100(b)          602,018
CSK Auto                                              57,000(b)          711,360
O'Reilly Automotive                                   25,380(b)          726,376
Total                                                                  2,039,754

Banks and savings & loans (5.9%)
Alliance Data Systems                                 71,400(b)        1,081,710
Boston Private Financial Holdings                     56,200           1,197,059
City Natl                                             13,550             633,734
Commerce Bancorp                                      30,470           1,264,809
Cullen/Frost Bankers                                  15,200             519,080
Dime Community Bancshares                             23,100             494,802
Euronet Worldwide                                     76,700(b)          385,801
First Community Bancorp                               16,400             474,616
Greater Bay Bancorp                                   18,440             335,424
Net.B@nk                                              77,500(b)          806,775
New York Community Bancorp                            22,700             639,459
Silicon Valley Bancshares                             32,550(b)          551,072
Southwest Bancorp of Texas                            24,000(b)          873,840
UCBH Holdings                                         14,000             550,060
W Holding                                             45,800(c)          746,540
Total                                                                 10,554,781

Building materials & construction (1.4%)
Florida Rock Inds                                     11,500             351,440
KB HOME                                                9,900             483,516
Ryland Group                                           7,800             289,926
Simpson Mfg                                           21,200(b)          665,468
Standard Pacific                                      32,800             766,864
Total                                                                  2,557,214

Chemicals (2.5%)
Bennett Environmental                                100,000(b,c)        485,000
Immucor                                               38,300(b)          622,375
Lyondell Chemical                                     52,500             626,850
OM Group                                              13,500             577,800
Omnova Solutions                                      50,000(b)          229,500
RPM/Ohio                                              35,000             492,100
Spartech                                              25,000             529,000
Waste Connections                                     23,310(b)          810,955
Total                                                                  4,373,580

Communications equipment & services (1.9%)
Intrado                                               58,100(b)          561,246
Microtune                                             55,200(b)          133,032
Nextel Partners Cl A                                 175,000(b)          941,500
Semtech                                               26,300(b)          255,110
Silicon Laboratories                                  31,530(b)          577,945
Tekelec                                              105,430(b)          909,861
Total                                                                  3,378,694

Computer software & services (1.1%)
Agile Software                                        62,500(b)          400,625
Fidelity Natl Information Solutions                   19,200(b)          293,568
Network Associates                                    23,300(b)          247,679
SRA Intl Cl A                                         19,720(b)          564,584
Take-Two Interactive Software                         17,500(b)          507,500
Total                                                                  2,013,956

Computers & office equipment (10.3%)
Alloy                                                226,500(b)        1,882,214
Anteon Intl                                           13,140(b)          357,145
Auspex Systems                                       470,000(b)          183,300
BISYS Group                                           20,400(b)          340,884
Concurrent Computer                                   81,020(b)          184,726
Digital Insight                                       15,000(b)          235,800
Documentum                                            12,600(b)          145,530
Henry (Jack) & Associates                             36,000             447,480
iManage                                              450,100(b)          922,705
Informatica                                          120,000(b)          372,000
Intergraph                                            50,000(b)          854,500
Internet Security Systems                             19,300(b)          237,776
M-Systems Flash Disk Pioneers                         45,000(b,c)        281,250
Manhattan Associates                                  19,840(b)          268,237

See accompanying notes to investments in securities.

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12 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2002 SEMIANNUAL REPORT

Issuer                                                Shares            Value(a)

Computers & office equipment (cont.)
MicroStrategy Cl A                                    40,000(b)         $325,200
NetFlix                                              129,600(b)        1,257,120
NetScreen Technologies                                26,000(b)          282,100
PEC Solutions                                         25,660(b)          571,192
PracticeWorks                                         57,800(b)          999,940
PRG-Schultz Intl                                      17,100(b)          211,698
QLogic                                                 9,100(b)          236,964
Raindance Communications                             347,800(b)        1,074,702
Secure Computing                                     288,200(b)          922,240
SmartForce ADR                                       125,000(b)          412,500
SupportSoft                                          670,000(b)        1,373,499
TeleTech Holdings                                     60,000(b)          375,000
Tier Technologies Cl B                                60,040(b)        1,135,957
Verity                                                84,300(b)          838,785
Viewpoint                                            376,500(b)          820,770
Witness Systems                                      114,700(b)          667,554
Total                                                                 18,218,768

Electronics (6.6%)
Aeroflex                                              78,910(b)          397,706
Amphenol Cl A                                         12,400(b)          384,400
Anaren Microwave                                      36,050(b)          296,331
Artisan Components                                   218,500(b)        1,990,316
ATMI                                                  27,960(b)          394,236
Brooks-PRI Automation                                 35,760(b)          409,452
Cohu                                                  26,350             297,755
Conductus                                            226,800(b)          116,802
Cree                                                  20,000(b)          250,000
Cymer                                                 19,840(b)          369,818
Exar                                                  79,670(b)          920,188
Foundry Networks                                      40,000(b)          219,200
HEI                                                  166,100(b)          672,871
Integrated Circuit Systems                            15,400(b)          241,780
Intersil                                              22,600(b)          292,896
Microsemi                                             42,980(b)          241,118
Mykrolis                                              75,000(b)          461,250
OmniVision Technologies                               66,900(b)          440,871
OSI Systems                                           34,340(b)          594,254
Photon Dynamics                                       42,650(b)          794,570
Photronics                                            45,000(b)          452,700
Plexus                                                27,040(b)          250,120
PLX Technology                                       100,800(b)          113,904
Power-One                                             63,900(b)          190,422
Varian Medical Systems                                15,700(b)          674,943
Varian Semiconductor Equipment Associates             20,630(b)          339,157
Total                                                                 11,807,060

Energy (0.3%)
Oil Service HOLDRs Trust                              10,550(d)          528,028

Energy equipment & services (6.1%)
Boots & Coots/Intl Well Control                      375,000(b)           26,250
Cal Dive Intl                                         65,100(b)        1,312,872
Evergreen Resources                                   18,120(b)          742,558
FMC Technologies                                      36,740(b)          615,762
Global Inds                                           86,900(b)          358,897
Horizon Offshore                                     100,000(b)          421,100
Jacobs Engineering Group                               9,300(b)          287,184
Key Energy Services                                   65,000(b)          512,200
Natl-Oilwell                                          49,900(b)          967,062
Newpark Resources                                     45,000(b)          178,200
Patterson-UTI Energy                                  94,300(b)        2,405,593
Precision Drilling                                    26,340(b,c)        792,834
Pride Intl                                            59,500(b)          773,500
Smith Intl                                            19,200(b)          562,752
Spinnaker Exploration                                 15,300(b)          439,110
Superior Energy Services                              61,700(b)          401,050
Total                                                                 10,796,924

Financial services (2.9%)
Affiliated Managers Group                             33,350(b)        1,487,744
AmeriCredit                                           60,500(b)          488,235
Eaton Vance                                           24,000             663,360
iDine Rewards Network                                 33,700(b)          311,725
Intrawest                                             33,230(c)          469,540
Investment Technology Group                            9,950(b)          291,137
Investors Financial Services                          35,620             964,233
Raymond James Financial                               19,520             528,406
Total                                                                  5,204,380

Food (1.5%)
American Italian Pasta Cl A                           20,570(b)          734,143
Chiquita Brands Intl                                  19,900(b)          307,455
Performance Food Group                                21,570(b)          732,517
United Natural Foods                                  36,400(b)          838,293
Total                                                                  2,612,408

Health care (10.8%)
American Medical Systems Holdings                     69,100(b)        1,433,825
Andrx Group                                           27,500(b)          609,125
Aradigm                                              125,000(b)          262,500
Atrix Laboratories                                    15,310(b)          226,588
Bentley Pharmaceuticals                               30,000(b)          255,000
BriteSmile                                            60,000(b)           45,000
Cephalon                                              30,630(b)        1,250,317
Conceptus                                             68,800(b)        1,052,640

See accompanying notes to investments in securities.

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13 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2002 SEMIANNUAL REPORT

Issuer                                                Shares            Value(a)

Health care (cont.)
CTI Molecular Imaging                                 27,300(b)         $690,690
CV Therapeutics                                       55,300(b)        1,156,323
D&K Healthcare Resources                              35,000             313,250
Diagnostic Products                                    4,600             211,600
Endo Pharmaceuticals Holdings                         50,000(b)          426,500
Endocare                                             119,700(b)        1,712,906
Esperion Therapeutics                                 60,000(b)          343,200
InterMune                                             27,900(b)          915,678
Martek Biosciences                                    98,600(b)        1,615,068
Neurocrine Biosciences                                 8,370(b)          343,170
Novavax                                              195,000(b)          844,350
NPS Pharmaceuticals                                    7,780(b)          160,019
Regeneration Technologies                            225,000(b)        1,799,999
Salix Pharmaceuticals                                 53,600(b)          452,384
Scios                                                 37,550(b)          955,648
Techne                                                10,100(b)          331,179
Telik                                                 25,800(b)          319,404
Thoratec                                             120,000(b)          940,800
Waters                                                18,500(b)          448,625
Total                                                                 19,115,788

Health care services (8.0%)
Accredo Health                                        40,955(b)        1,952,733
AdvancePCS                                            25,400(b)          572,262
American Medical Security Group                       39,300(b)          555,702
AMERIGROUP                                            22,000(b)          738,320
Centene                                               45,000(b)        1,201,050
Cerner                                                11,670(b)          410,901
Charles River Laboratories Intl                       27,800(b)        1,091,150
DaVita                                                15,160(b)          357,776
DIANON Systems                                        23,200(b)        1,097,592
First Health Group                                    26,360(b)          714,883
Mid Atlantic Medical Services                         16,200(b)          586,440
Province Healthcare                                   84,345(b)        1,446,517
Renal Care Group                                      16,250(b)          534,463
Select Medical                                       118,200(b)        1,690,260
Therasense                                            30,000(b)          418,800
United Surgical Partners Intl                         19,160(b)          422,095
VCA Antech                                            40,000(b)          493,600
Total                                                                 14,284,544

Household products (--%)
Playtex Products                                       5,650(b)           48,082

Indexes (0.2%)
iShares MSCI Japan Index Fund                         40,000             293,200

Industrial equipment & services (1.2%)
Donaldson                                             23,600             810,188
FLIR Systems                                           8,100(b)          283,419
Kennametal                                            11,800             379,016
Kroll                                                 34,400(b)          682,152
Total                                                                  2,154,775

Insurance (1.0%)
Hub Intl                                              68,900(c)        1,088,620
RenaissanceRe Holdings                                16,800(c)          634,872
Total                                                                  1,723,492

Leisure time & entertainment (3.4%)
Alliance Gaming                                       54,390(b)          840,869
Boyd Gaming                                           25,000(b)          466,750
Hotels.com Cl A                                        3,700(b)          187,146
Mandalay Resort Group                                 15,500(b)          520,025
Racing Champions                                      70,700(b)        1,155,238
Scientific Games Holdings                            218,000(b)        1,460,818
Station Casinos                                       40,000(b)          680,400
Thor Inds                                             16,000             556,160
Ticketmaster Cl B                                      9,600(b)          146,400
Total                                                                  6,013,806

Media (4.7%)
Crown Media Holdings Cl A                            183,300(b)          641,550
Cumulus Media Cl A                                    42,200(b)          744,830
Entravision Communications Cl A                       63,780(b)          845,085
Getty Images                                          26,780(b)          537,207
Lin TV                                                19,900(b)          492,525
McClatchy Cl A                                         9,200             560,740
Mediacom Communications                              101,900(b)          547,203
Pixar                                                 13,600(b)          654,160
Radio One Cl D                                        82,890(b)        1,366,855
Regent Communications                                167,070(b)          848,716
Sinclair Broadcast Group Cl A                         19,000(b)          260,300
TiVo                                                  92,200(b)          331,920
University of Phoenix Online                          16,493(b)          530,250
Total                                                                  8,361,341

Metals (1.1%)
Maverick Tube                                         77,970(b)          691,594
Oregon Steel Mills                                   125,000(b)          765,000
Quanex                                                16,000             555,200
Total                                                                  2,011,794

Miscellaneous (0.2%)
Leapfrog Enterprises                                  19,800(b)          374,220

See accompanying notes to investments in securities.

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14 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2002 SEMIANNUAL REPORT

Issuer                                                Shares            Value(a)

Multi-industry conglomerates (8.2%)
AMN Healthcare Services                               70,100(b)       $1,296,850
Career Education                                      23,030(b)        1,105,624
Coinstar                                             109,600(b)        2,825,488
Corinthian Colleges                                   40,420(b)        1,525,451
Corporate Executive Board                             59,090(b)        1,687,020
Education Management                                  23,600(b)        1,044,772
FTI Consulting                                        18,790(b)          747,090
Global Imaging Systems                                27,500(b)          519,200
Heidrick & Struggles Intl                             43,720(b)          664,107
MemberWorks                                           20,200(b)          351,884
Princeton Review                                     144,700(b)          868,200
ProQuest                                              11,900(b)          361,165
RMH Teleservices                                     209,500(b)        1,709,520
Total                                                                 14,706,371

Paper & packaging (0.2%)
Crown Cork & Seal                                     80,630(b)          423,308

Real estate investment trust (0.3%)
FBR Asset Investment                                  15,000             468,900

Restaurants & lodging (2.1%)
California Pizza Kitchen                              53,530(b)        1,231,725
Landry's Restaurants                                  27,400             618,966
New World Restaurant Group                           130,000(b)           16,900
P.F. Chang's China Bistro                             15,900(b)          461,577
Panera Bread Cl A                                     33,940(b)          916,380
Total Entertainment Restaurant                        66,000(b)          537,900
Total                                                                  3,783,448

Retail (6.6%)
Advance Auto Parts                                     9,000(b)          474,660
AnnTaylor Stores                                      16,970(b)          390,819
Charming Shoppes                                      80,000(b)          540,000
Cost Plus                                             29,430(b)          790,196
dELiAs Cl A                                          322,000(b)          338,100
Duane Reade                                           25,170(b)          402,720
Fred's                                                21,100             630,004
GameStop                                              40,500(b)          828,225
Hollywood Entertainment                               25,000(b)          363,000
J. Jill Group                                         74,450(b)        1,296,918
Linens `N Things                                      14,880(b)          273,346
Overture Services                                     44,450(b)        1,047,687
PETsMART                                              32,100(b)          571,701
Pier 1 Imports                                        31,980             609,859
PriceSmart                                            12,000(b)          240,000
Ross Stores                                           11,900             424,116
Too                                                   45,270(b)        1,053,885
Tuesday Morning                                       35,420(b)          644,998
Tweeter Home Entertainment Group                      40,000(b)          276,000
Ultimate Electronics                                  10,000(b)          127,500
Whole Foods Market                                    11,700(b)          501,228
Total                                                                 11,824,962

Textiles & apparel (1.2%)
Coach                                                 21,160(b)          541,696
Hot Topic                                             60,650(b)        1,093,520
Urban Outfitters                                      21,000(b)          510,090
Total                                                                  2,145,306

Transportation (1.6%)
EGL                                                   55,000(b)          605,550
Hunt (JB) Transport Services                          20,700(b)          487,485
Landstar System                                       20,000(b)          980,500
Yellow Corp                                           26,730(b)          788,749
Total                                                                  2,862,284

Utilities -- electric (0.2%)
Calpine                                              175,000(b)          432,250

Utilities -- telephone (0.1%)
Primus Telecommunications Group                       55,000(b)           42,955
PTEK Holdings                                         44,000(b)          205,040
Total                                                                    247,995

Total common stocks
(Cost: $203,888,974)                                                $168,189,067

Short-term securities (10.3%)

Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

Commercial paper
General Electric Capital
         10-01-02              1.97%              $7,900,000          $7,899,568
Household Finance
         10-01-02               1.97               4,300,000           4,299,765
Morgan Stanley
         10-01-02               2.00               6,200,000           6,199,655

Total short-term securities
(Cost: $18,400,000)                                                  $18,398,988

Total investments in securities
(Cost: $222,288,974)(e)                                             $186,588,055

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2002 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Sept. 30, 2002, the value of foreign securities represented 2.5% of net assets.

(d) Represents ownership in Oil Service HOLDRs (Holding Company Depositary Receipts) Trust. The Oil Service HOLDRs Trust holds shares of common stock issued by 18 specified companies generally considered to be involved in various segments of the oil service industry.

(e) At Sept. 30, 2002, the cost of securities for federal income tax purposes was approximately $222,289,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $  7,239,000

     Unrealized depreciation                                        (42,940,000)
                                                                    -----------
     Net unrealized depreciation                                   $(35,701,000)
                                                                   ------------

--------------------------------------------------------------------------------
16 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2002 SEMIANNUAL REPORT



Financial Statements

Statement of assets and liabilities

AXP Partners Small Cap Growth Fund

Sept. 30, 2002 (Unaudited)

Assets
Investments in securities, at value (Note 1)*
   (identified cost $222,288,974)                                                                      $186,588,055
Cash in bank on demand deposit                                                                              427,387
Capital shares receivable                                                                                    94,498
Dividends and accrued interest receivable                                                                    31,203
Receivable for investment securities sold                                                                 1,734,468
                                                                                                          ---------
Total assets                                                                                            188,875,611
                                                                                                        -----------

Liabilities
Capital shares payable                                                                                       38,801
Payable for investment securities purchased                                                               3,463,165
Payable upon return of securities loaned (Note 5)                                                         6,821,400
Accrued investment management services fee                                                                   13,537
Accrued distribution fee                                                                                      7,480
Accrued transfer agency fee                                                                                   7,001
Accrued administrative services fee                                                                           1,177
Other accrued expenses                                                                                      193,411
                                                                                                            -------
Total liabilities                                                                                        10,545,972
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                     $178,329,639
                                                                                                       ============

Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    634,065
Additional paid-in capital                                                                              274,881,542
Net operating loss                                                                                       (1,596,434)
Accumulated net realized gain (loss) (Note 7)                                                           (59,888,615)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   (35,700,919)
                                                                                                        -----------
Total -- representing net assets applicable to outstanding capital stock                               $178,329,639
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $116,873,810
                                                            Class B                                    $ 56,675,326
                                                            Class C                                    $  4,737,978
                                                            Class Y                                    $     42,525
Net asset value per share of outstanding capital stock:     Class A shares         41,376,482          $       2.82
                                                            Class B shares         20,316,594          $       2.79
                                                            Class C shares          1,698,402          $       2.79
                                                            Class Y shares             15,037          $       2.83
                                                                                       ------          ------------
* Including securities on loan, at value (Note 5)                                                      $  6,027,795
                                                                                                       ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2002 SEMIANNUAL REPORT



Statement of operations

AXP Partners Small Cap Growth Fund

Six months ended Sept. 30, 2002 (Unaudited)

Investment income
Income:
Dividends                                                                                              $    194,016
Interest                                                                                                    145,545
   Less foreign taxes withheld                                                                                 (510)
                                                                                                               ----
Total income                                                                                                339,051
                                                                                                            -------
Expenses (Note 2):
Investment management services fee                                                                          965,936
Distribution fee
   Class A                                                                                                  175,685
   Class B                                                                                                  341,699
   Class C                                                                                                   25,878
Transfer agency fee                                                                                         363,562
Incremental transfer agency fee
   Class A                                                                                                   25,531
   Class B                                                                                                   23,406
   Class C                                                                                                    2,034
Service fee -- Class Y                                                                                           27
Administrative services fees and expenses                                                                    85,196
Compensation of board members                                                                                 6,930
Custodian fees                                                                                               77,955
Printing and postage                                                                                         71,705
Registration fees                                                                                            60,852
Audit fees                                                                                                    7,500
Other                                                                                                         1,424
                                                                                                              -----
Total expenses                                                                                            2,235,320
   Expenses waived/reimbursed by AEFC (Note 2)                                                             (298,913)
                                                                                                           --------
                                                                                                          1,936,407
   Earnings credits on cash balances (Note 2)                                                                  (922)
                                                                                                               ----
Total net expenses                                                                                        1,935,485
                                                                                                          ---------
Investment income (loss) -- net                                                                          (1,596,434)
                                                                                                         ----------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                       (45,120,132)
   Foreign currency transactions                                                                                 (6)
                                                                                                                 --
Net realized gain (loss) on investments                                                                 (45,120,138)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   (49,160,304)
                                                                                                        -----------
Net gain (loss) on investments and foreign currencies                                                   (94,280,442)
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                        $(95,876,876)
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2002 SEMIANNUAL REPORT



Statements of changes in net assets

AXP Partners Small Cap Growth Fund

                                                                               Sept. 30, 2002        March 31, 2002
                                                                             Six months ended            Year ended
                                                                                  (Unaudited)

Operations and distributions
Investment income (loss) -- net                                                  $ (1,596,434)         $ (1,451,080)
Net realized gain (loss) on investments                                           (45,120,138)          (13,430,311)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies             (49,160,304)           17,795,722
                                                                                  -----------            ----------
Net increase (decrease) in net assets resulting from operations                   (95,876,876)            2,914,331
                                                                                  -----------             ---------
Distributions to shareholders from:
   Net investment income
     Class A                                                                               --               (29,950)
     Class Y                                                                               --                   (33)
                                                                                           --                   ---
Total distributions                                                                        --               (29,983)
                                                                                           --               -------

Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                         48,201,386           132,605,574
   Class B shares                                                                  26,948,397            67,170,438
   Class C shares                                                                   2,731,283             4,581,938
   Class Y shares                                                                          --                65,583
Reinvestment of distributions at net asset value
   Class A shares                                                                          --                26,024
   Class Y shares                                                                          --                    32
Payments for redemptions
   Class A shares                                                                 (20,271,259)          (12,917,220)
   Class B shares (Note 2)                                                        (10,778,405)           (4,172,757)
   Class C shares (Note 2)                                                           (554,474)             (281,769)
   Class Y shares                                                                          --                (1,304)
                                                                                           --                ------
Increase (decrease) in net assets from capital share transactions                  46,276,928           187,076,539
                                                                                   ----------           -----------
Total increase (decrease) in net assets                                           (49,599,948)          189,960,887
Net assets at beginning of period                                                 227,929,587            37,968,700
                                                                                  -----------            ----------
Net assets at end of period                                                      $178,329,639          $227,929,587
                                                                                 ============          ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2002 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Partners Small Cap Growth Fund

(Unaudited as to Sept. 30, 2002)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of small companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o   Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o   Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit

--------------------------------------------------------------------------------
20 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2002 SEMIANNUAL REPORT standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
21 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2002 SEMIANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.92% to 0.795% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Growth Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1% the adjustment will be zero. The adjustment decreased the fee by $19,005 for the six months ended Sept. 30, 2002.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.08% to 0.055% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

--------------------------------------------------------------------------------
22 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2002 SEMIANNUAL REPORT

AEFC has Investment Subadvisory Agreements with INVESCO Funds Group, Inc., Neuberger Berman Management Inc. and RS Investment Management, L.P. New investments in the Fund, net of any redemptions, are allocated to the subadvisers in equal portions. However, each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.00

o   Class B $20.00

o   Class C $19.50

o   Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $573,704 for Class A, $30,479 for Class B and $1,066 for Class C for the six months ended Sept. 30, 2002.

AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and to absorb certain expenses until March 31, 2003. Under this agreement, total expenses will not exceed 1.55% for Class A, 2.31% for Class B, 2.31% for Class C and 1.37% for Class Y of the Fund's average daily net assets. In addition, for the six months ended Sept. 30, 2002, AEFC and American Express Financial Advisors Inc. further voluntarily agreed to waive certain fees and reimburse expenses to 1.54% for Class A shares and 1.35% for Class Y shares.

During the six months ended Sept. 30, 2002, the Fund's custodian and transfer agency fees were reduced by $922 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $193,400,275 and $140,472,651, respectively, for the six months ended Sept. 30, 2002. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadviser were $11,055 for the six months ended Sept. 30, 2002.

--------------------------------------------------------------------------------
23 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2002 SEMIANNUAL REPORT



4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                            Six months ended Sept. 30, 2002
                                              Class A           Class B          Class C           Class Y

Sold                                       13,096,819         7,317,347          751,806                --
Issued for reinvested distributions                --                --               --                --
Redeemed                                   (5,977,789)       (3,267,950)        (168,971)               --
                                           ----------        ----------         --------                --
Net increase (decrease)                     7,119,030         4,049,397          582,835                --
                                            ---------         ---------          -------                --

                                                               Year ended March 31, 2002
                                              Class A           Class B          Class C           Class Y

Sold                                       30,115,668        15,362,339        1,052,267            14,972
Issued for reinvested distributions             5,657                --               --                 7
Redeemed                                   (3,060,204)         (970,454)         (67,865)             (342)
                                           ----------          --------          -------              ----
Net increase (decrease)                    27,061,121        14,391,885          984,402            14,637
                                           ----------        ----------          -------            ------

* When shares became publicly available.

5. LENDING OF PORTFOLIO SECURITIES

As of Sept. 30, 2002, securities valued at $6,027,795 were on loan to brokers. For collateral, the Fund received $6,821,400 in cash. Income from securities lending amounted to $22,516 for the six months ended Sept. 30, 2002. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the six months ended Sept. 30, 2002.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $11,619,116 as of March 31, 2002, that will expire in 2009 through 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
24 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2002 SEMIANNUAL REPORT



8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A

Per share income and capital changes(a)

Fiscal period ended March 31,                                                 2002(j)        2002       2001(b)

Net asset value, beginning of period                                          $ 4.43        $4.13        $5.09

Income from investment operations:

Net investment income (loss)                                                    (.02)        (.03)          --

Net gains (losses) (both realized and unrealized)                              (1.59)         .33         (.96)

Total from investment operations                                               (1.61)         .30         (.96)

Net asset value, end of period                                                $ 2.82        $4.43        $4.13

Ratios/supplemental data

Net assets, end of period (in millions)                                         $117         $152          $30

Ratio of expenses to average daily net assets(c),(e)                           1.54%(d)     1.53%        1.50%(d)

Ratio of net investment income (loss) to average daily net assets             (1.23%)(d)   (1.02%)       (.03%)(d)

Portfolio turnover rate (excluding short-term securities)                        71%         153%          35%

Total return(i)                                                              (36.20%)       7.29%      (18.86%)


Class B

Per share income and capital changes(a)

Fiscal period ended March 31,                                                 2002(j)        2002       2001(b)

Net asset value, beginning of period                                          $ 4.39        $4.12        $5.09

Income from investment operations:

Net investment income (loss)                                                    (.03)        (.04)        (.01)

Net gains (losses) (both realized and unrealized)                              (1.57)         .31         (.96)

Total from investment operations                                               (1.60)         .27         (.97)

Net asset value, end of period                                                $ 2.79        $4.39        $4.12

Ratios/supplemental data

Net assets, end of period (in millions)                                          $57          $71           $8

Ratio of expenses to average daily net assets(c),(f)                           2.31%(d)     2.31%        2.31%(d)

Ratio of net investment income (loss) to average daily net assets             (2.00%)(d)   (1.81%)       (.78%)(d)

Portfolio turnover rate (excluding short-term securities)                        71%         153%          35%

Total return(i)                                                              (36.45%)       6.55%      (19.06%)


See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
25 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2002 SEMIANNUAL REPORT



Class C

Per share income and capital changes(a)

Fiscal period ended March 31,                                                 2002(j)        2002       2001(b)

Net asset value, beginning of period                                          $ 4.39        $4.12        $5.09

Income from investment operations:

Net investment income (loss)                                                    (.03)        (.04)        (.01)

Net gains (losses) (both realized and unrealized)                              (1.57)         .31         (.96)

Total from investment operations                                               (1.60)         .27         (.97)

Net asset value, end of period                                                $ 2.79        $4.39        $4.12

Ratios/supplemental data

Net assets, end of period (in millions)                                           $5           $5           $1

Ratio of expenses to average daily net assets(c),(g)                           2.31%(d)     2.31%        2.31%(d)

Ratio of net investment income (loss) to average daily net assets             (1.99%)(d)   (1.81%)       (.77%)(d)

Portfolio turnover rate (excluding short-term securities)                        71%         153%          35%

Total return(i)                                                              (36.45%)       6.55%      (19.06%)


Class Y

Per share income and capital changes(a)

Fiscal period ended March 31,                                                 2002(j)        2002       2001(b)

Net asset value, beginning of period                                          $ 4.43        $4.13        $5.09

Income from investment operations:

Net investment income (loss)                                                    (.02)        (.02)          --

Net gains (losses) (both realized and unrealized)                              (1.58)         .32         (.96)

Total from investment operations                                               (1.60)         .30         (.96)

Net asset value, end of period                                                $ 2.83        $4.43        $4.13

Ratios/supplemental data

Net assets, end of period (in millions)                                          $--          $--          $--

Ratio of expenses to average daily net assets(c),(h)                           1.35%(d)     1.35%        1.31%(d)

Ratio of net investment income (loss) to average daily net assets             (1.04%)(d)    (.98%)        .11%(d)

Portfolio turnover rate (excluding short-term securities)                        71%         153%          35%

Total return(i)                                                              (35.97%)       7.32%      (18.86%)


See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
26 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2002 SEMIANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Jan. 24, 2001 (when shares became publicly available) to March 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.82% for the six months ended Sept. 30, 2002 and 1.89% and 4.37% for the periods ended March 31, 2002 and 2001, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.60% for the six months ended Sept. 30, 2002 and 2.65% and 5.51% for the periods ended March 31, 2002 and 2001, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.62% for the six months ended Sept. 30, 2002 and 2.65% and 5.51% for the periods ended March 31, 2002 and 2001, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.62% for the six months ended Sept. 30, 2002 and 1.71% and 4.07% for the periods ended March 31, 2002 and 2001, respectively.

(i)  Total return does not reflect payment of a sales charge.

(j)  Six months ended Sept. 30, 2002 (Unaudited).

--------------------------------------------------------------------------------
27 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2002 SEMIANNUAL REPORT

American Express(R) Funds

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP International Equity Index Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Nasdaq 100 Index(R) Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund
AXP Total Stock Market Index Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP International Equity Index Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

 * Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal
   Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

                                                                         (11/02)

AXP Partners Small Cap Growth Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

American
   Express(R)
 Partners Funds

AMERICAN
   EXPRESS(R)

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

S-6302 C (11/02)